SMITH BARNEY INVESTMENT FUNDS INC.
on behalf of the
Smith Barney Small Cap Value Fund (the "Fund")

Supplement dated February 1, 2001 to
Prospectus dated January 29, 2001

	The following information supplements the information set forth in the Prospectus of the Fund listed above by adding the following text under the section "More on the fund's investments."


	The Fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.





FD